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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 20, 2002*



                                WEYCO GROUP, INC.
             (Exact name of registrant as specified in its charter)


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
               Wisconsin                                0-9068                              39-0702200
---------------------------------------  ------------------------------------  ------------------------------------
    (State or other jurisdiction of            (Commission File Number)         (IRS Employer Identification No.)
            incorporation)

        333 W. Estabrook Boulevard, P.O. Box 1188
                   Milwaukee, Wisconsin                                             53201
----------------------------------------------------------- --------------------------------------------------------
         (Address of principal executive offices)                                 (Zip Code)
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Registrant's telephone number, including area code:  (414) 908-1600

*This amendment is filed pursuant to the provisions of paragraph (a)(4) Item 7 of Form 8-K.

Weyco Group, Inc. hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated May 20, 2002 (the "5/20/02 8-K") as set forth below.

Pursuant to the provisions of paragraph (a)(4) of Item 7 of Form 8-K, Item 7 of the 5/20/02 8-K is hereby amended to file the financial statements of the business acquired that are required by Item 7(a), the pro forma financial information required by Item 7(b), and the additional exhibits furnished in accordance with Item 7(c).

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ITEM 2, AS PREVIOUSLY REPORTED IN THE 5/20/02 8-K, IS ALSO INCLUDED SO that this amendment amends and restates the entire 5/20/02 8-K.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

                        ACQUISITION OF WEYCO GROUP, INC.

As previously reported, on May 20, 2002, we (Weyco Group, Inc.), together with certain of our wholly-owned subsidiaries (collectively, "Weyco"), purchased from Florsheim Group Inc. and its subsidiaries (collectively, "Florsheim") Florsheim's (a) accounts receivable (with specified exceptions), (b) trademarks and other information assets, (c) wholesale inventory (with specified exceptions), (d) leaseholds and associated assets for 23 retail and outlet shoe stores, and (e) other specified assets. Florsheim had previously filed for bankruptcy under the United States Bankruptcy Code. The transaction occurred in accordance with the Asset Purchase Agreement between Weyco and Florsheim dated March 3, 2002, as amended, and the May 10, 2002 order of the Bankruptcy Court for the Northern District of Illinois approving the sale. On July 1, 2002 Weyco acquired certain assets of Florsheim Europe for approximately $400,000, plus assumption of operating liabilities. On August 1, 2002 Weyco purchased certain assets of Florsheim France for approximately $10,000 plus assumption of operating liabilities. Weyco and Florsheim are not affiliated entities, and the terms of the transaction were negotiated at arm's length.

The total purchase price was approximately $48.4 million (including $1.7 million of acquisition costs), and was determined primarily by negotiations between the parties and in compliance with the orders of the bankruptcy court. The purchase price was funded in part from Weyco's internal funds and in part using proceeds from a $60 million unsecured revolving line of credit to Weyco under a loan agreement dated May 17, 2002 arranged by M&I Marshall & Ilsley Bank and also including LaSalle Bank National Association, Comerica Bank and National City Bank as lenders.

The assets purchased are used in the design, distribution and wholesale and retail sale of men's shoes and related products. Weyco intends to continue those uses.

The foregoing summary is not a complete description of the acquisition of Florsheim's assets and is qualified in its entirety by reference to the Asset Purchase Agreement and the amendments thereto, copies of which have been previously filed with the SEC as exhibits to the Form 10-K for the year ended December 31, 2001, and the Form 8-K dated May 20, 2002, respectively, and are incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired:

The following financial statements of the businesses acquired from Florsheim are filed as Exhibit 99.1 to this report:


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COMBINED FINANCIAL STATEMENTS:

         Combined Balance Sheets at December 29, 2001 and December 30, 2000

         Combined Statements of Operations for the Fiscal Years Ended December 29, 2001, December 30, 2000 and January 1, 2000

         Combined Statements of Cash Flows for the Fiscal Years Ended December 29, 2001, December 30, 2000 and January 1, 2000

         Notes to Combined Financial Statements

         Independent Auditors' Report

COMBINED FINANCIAL STATEMENT SCHEDULE:

         Schedule II - Valuation and qualifying accounts


CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED):

         Condensed Combined Balance Sheets at March 30, 2002 and December 29, 2001 (unaudited)

         Condensed Combined Statements of Operations for the Three Months Ended March 30, 2002 and March 31, 2001 (unaudited)

         Condensed Combined Statements of Cash Flows for the Three Months Ended March 30, 2002 and March 31, 2001 (unaudited)

         Notes to Condensed Combined Financial Statements (unaudited)

(b)  Pro Forma Financial Information:

The following unaudited pro forma combined condensed financial data are filed as
Exhibit 99.2 to this report:

         Unaudited Pro Forma Combined Condensed Balance Sheet as of March 31,
         2002

         Unaudited Pro Forma Combined Condensed Statement of Income for the three months ended March 31, 2002

         Unaudited Pro Forma Combined Condensed Statement of Income for the year ended December 31, 2001

(c)  Exhibits:

See Exhibit Index following the Signature page of this report, which is incorporated herein by reference.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 5, 2002                         WEYCO GROUP, INC.

                                              By:  /s/ John F. Wittkowske
                                                   -----------------------------
                                                       John F. Wittkowske
                                                       Senior Vice President,
                                                       Chief Financial Officer &
                                                       Secretary


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                                WEYCO GROUP, INC.
                               (THE "REGISTRANT")
                          (COMMISSION FILE NO. 0-9068)

                                  EXHIBIT INDEX
                                       TO
                           CURRENT REPORT ON FORM 8-K
                              DATE OF MAY 20, 2002
                  (AS AMENDED AND RESTATED BY AMENDMENT NO. 1)



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
                                                             INCORPORATED HEREIN BY                FILED
       EXHIBIT NUMBER                 DESCRIPTION                 REFERENCE TO                   HEREWITH
       --------------                 -----------                 ------------                   --------
           2.1(a)              Asset Purchase Agreement    Exhibit 2.1 to the
                               with Florsheim Group        Registrant's Annual Report
                               Inc., et. al., dated        on Form 10-K for the year
                               March 3, 2002               ended December 31, 2001.
---------------------------------------------------------------------------------------------------------
           2.1(b)              Amendments to Asset         Exhibit 2.1(b) to the
                               Purchase Agreement with     registrant's Current
                               Florsheim Group Inc., et.   Report on Form 8-K dated
                               al.                         May 20, 2002.
---------------------------------------------------------------------------------------------------------
            99.1               Financial statements of                                               X
                               the acquired business as
                               listed in Item 7(a) of
                               this report
---------------------------------------------------------------------------------------------------------
            99.2               Unaudited pro forma                                                   X
                               combined condensed
                               financial data listed in
                               Item 7(b) of this report
---------------------------------------------------------------------------------------------------------
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